UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2012

REGENCY CENTERS CORPORATION
(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation)	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number including area code: (904) 598-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2012, Bruce M. Johnson, Executive Vice President and Chief Financial Officer of Regency Centers Corporation ("Regency") since 1993, announced that he will retire from the Company at the end of 2012. Lisa Palmer, the Company's Senior Vice President, will succeed Mr. Johnson upon his retirement.

The Company issued a press release on January 19, 2012, announcing the retirement of Mr. Johnson and Ms. Palmer's eventual succession, which is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

Exhibit 99.1	Press release issued by Regency Centers Corporation on January 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

January 19, 2012	REGENCY CENTERS CORPORATION
/s/ J. Christian Leavitt J. Christian Leavitt, Senior Vice President and Treasurer (Principal Accounting Officer)